                                                                  EXHIBIT 10.193

10/14/02

                    SECOND LEASE AMENDMENT TO LEASE AGREEMENT

     THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made as of the 1st day of October 2002, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership, successor by merger to Weeks Realty, L.P., (hereinafter referred to as "Landlord") and PPD DEVELOPMENT, LP , a Texas limited partnership and successor in interest to PPD Development, Inc. (hereinafter referred to as "Tenant").

                                   WITNESSETH:

     WHEREAS, pursuant to a Lease Agreement dated December 16, 1998 by and between landlord and Tenant, and as amended by that certain First Amendment To Lease Agreement dated February 28, 2000 (herein collectively referred to as the "Lease"), Landlord leased to Tenant certain premises in a building located on certain land (the "Land") at 3500 Paramount Parkway, Raleigh, Wake County, North Carolina, all as more particularly described in the Lease; and

     WHEREAS, the parties hereto desire to amend the Lease, to delete Paragraph 2 (f) of the Lease.

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

     1. Article 2. Base Rent, Operating Expenses and Security Deposit. Paragraph 2(f) of the Lease is deleted in its entirety and is of no further force or effect. Landlord covenants to cooperate with Tenant in canceling the Letter of Credit with the issuing bank.

     2. Guaranty. In consideration of this Amendment, Tenant shall provide Landlord with a Guaranty of Lease executed by Pharmaceutical Product Development, Inc. in the form attached hereto as Exhibit A.

     3. Effective Date. The provisions of this Amendment shall be and become effective as of the date and year first above written.

     4. Severability. In the event any term, covenant or condition of this Amendment, the Lease, or any amendments thereto shall to any extent be invalid or unenforceable, the remainder shall not be affected thereby and each term, covenant or condition shall be valid and enforceable to the full extent permitted by law.

     5. Successors and Assigns. This Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise provided herein.

     6. Authority of Tenant. Tenant certifies to Landlord that it is authorized to enter into this Amendment, and that those persons signing below on its behalf are authorized to do so, and shall promptly upon the request of Landlord provide a resolution to this effect.

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     7.   Interpretation. Although the printed provisions of this Amendment were drafted by Landlord, such fact shall not cause this Amendment to be construed either for or against Landlord or Tenant. All capitalized terms, not otherwise defined, shall be defined as provided in the Lease.

     8. Full Force and Effect. Except as modified hereby, the Lease remains unmodified and in full force and effect.

     9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

     10. Mutual Acknowledgment of Non-Existence of Claims. Landlord and Tenant acknowledge and agree that as of the day hereof there are no known claims by either party against the other party hereto arising from the relationship as Landlord and Tenant, respectively, pursuant to the Lease, as amended.

     11. Confidentiality. The terms and provisions of the Lease, and this Amendment are strictly confidential, are to be shared by Tenant only with its accountant, employees, and attorneys, and each of those parties shall be advised of the confidential nature of the lease, and this Amendment.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed under seal and delivered as of the day and year first above written.

                                  LANDLORD:
                                  DUKE REALTY LIMITED PARTNERSHIP,
                                  an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership

                                     By: Duke Realty Corporation,
                                         an Indiana corporation, its
                                         General Partner

                                     By: /s/ H. Andrew Kelton
                                        ---------------------------------------
                                     Name: H. Andrew Kelton
                                          -------------------------------------
                                     Title: Senior V. P.
                                           ------------------------------------


ATTEST:                           TENANT:

   By: /s/ B. Judd Hartman        PPD DEVELOPMENT, LP,  a Texas limited
      ----------------------
   Name: B. Judd Hartman          partnership
        --------------------
   Title: Secretary
         -------------------         By: PPD GP, LLC, a Delaware limited
                                         liability company, its General Partner

                                     By: /s/ Fred B. Davenport, Jr.
                                        ---------------------------------------
                                     Name: Fred B. Davenport, Jr.
                                          -------------------------------------
                                     Title: Vice President
                                           ------------------------------------


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                                    EXHIBIT A
                                GUARANTY OF LEASE

STATE OF NORTH CAROLINA                     :
COUNTY OF WAKE                              :        GUARANTY OF LEASE

     THIS GUARANTY OF LEASE (the "Guaranty"), is made and entered into as of the 1st day of October, 2002, by and between PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (hereinafter the "Guarantor") to DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership (the "Landlord");

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Lease Agreement dated December 16, 1998 by and between landlord and Tenant, and as amended by that certain First Amendment To Lease Agreement dated February 28, 2000 (herein collectively referred to as the "Lease"), Landlord leased to Tenant certain premises in a building located on certain land (the "Land") at 3500 Paramount Parkway, Raleigh, Wake County, North Carolina, all as more particularly described in the lease; and

     WHEREAS, the Lease is incorporated herein by this reference; and

     WHEREAS, Guarantor has a monetary interest in Tenant and in the Lease and shall benefit from the execution of the Lease, and is willing to enter into this Guaranty;

     NOW, THEREFORE, for and in consideration of the Lease, and as an inducement to Landlord to enter into the same, the Guarantor for itself and its heirs, successors and assigns, guarantees the full and punctual payment of all base rent, additional rent, and any and all other sums payable to Tenant to Landlord under the Lease, when and as the same shall be due and payable under the terms of the Lease, and guarantees to Landlord the due and punctual performance by Tenant of each and every term, covenant and condition contained in the Lease to be observed or performed by the Tenant thereunder; and in the event Tenant shall default in the payment or performance of the Lease, Guarantor hereby agrees immediately upon Landlord's request to pay the sums due Landlord or to perform the defaulted or breached term, covenant or condition of the Lease and to pay all expenses and costs (including, but not limited to, legal costs and reasonable attorneys' fees) paid or incurred by Landlord in enforcing the obligations of the Guarantor under this Guaranty.

     Guarantor hereby consents and agrees that Landlord at any time, and from time to time, without notice to or further consent from Guarantor, and without releasing, discharging, modifying or otherwise affecting the obligations and liabilities of Guarantor in any manner, either with or without consideration, may upon notice to Guarantor, grant releases, compromises, waivers of compliance and other indulgences with respect to the Lease and this Guaranty to any persons or entities now or hereafter liable thereunder or hereunder, release any Guarantor or any other obligor under the Lease or this Guaranty, all without affecting the obligations and liabilities of Guarantor hereunder.

     The obligations of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any rights or remedies against Tenant or any other person, not against securities or lien rights available to Landlord. Guarantor waives any right to require that an action be brought against Tenant or any other person or entity or to require that resort be had to any security prior to demand on Guarantor hereunder being made or prior to enforcement of the Guaranty. In the event of default under the Lease, Landlord shall have the right to enforce its rights, powers and remedies thereunder or hereunder in any other, or not at all, and all powers and remedies available to Landlord in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided under the Lease or hereunder or by law, in equity, or contract.

     Guarantor waives any and all rights to require that Landlord pursue any other remedy or any other right prior to its pursuit under this Guaranty, and Guarantor hereby waives the provisions of Chapter 26 of the North Carolina General Statutes, including, but not limited to, the provisions of N.C. Gen. Stat. Sec. 26-7, as amended.

     This Guaranty shall be governed by, and be construed in accordance with, the laws of the State of North Carolina.

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     This Guaranty may not be changed orally or by implication, and no obligation of the Guarantor or anyone or more of them can be released or waived by Landlord or any officer, agent, or employee of Landlord, except by writing signed by a duly authorized partner or agent of Landlord. This Guaranty shall be irrevocable by Guarantor until all amounts guaranteed hereby have been completely paid and all terms, covenants and conditions of the Lease guaranteed hereby have been performed and all obligations and undertakings of Guarantor hereunder have been completely performed.

     Any notice or demand which by any provision of this Guaranty is required or allowed to be given to any Guarantor shall be deemed to have been sufficiently given for all purposes when made in writing and either delivered personally or delivered to an overnight courier service or deposited in the United States mail as certified or registered mail, postage prepaid, and either addressed to the Guarantor concerned at the address appearing beside its signature below or to such other address as any Guarantor shall furnish to Landlord in writing, the receipt of which shall be acknowledged in writing by Landlord.

     The provisions of this Guaranty shall be binding upon Guarantor and its heirs, successors, legal representatives, and assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of the bankruptcy or dissolution of Tenant.

     IN WITNESS WHEREOF, the undersigned have executed this Guaranty under seal as of the day and year first set forth above.

WITNESS:                          GUARANTOR:

                                  PHARMACEUTICAL PRODUCT
                                  DEVELOPMENT, INC., a North Carolina
                                  corporation

 /s/ B. Judd Hartman              By: /s/ Fred B. Davenport, Jr.
--------------------------------     -------------------------------------------
Print Name: B. Judd Hartman       Print Name: Fred B. Davenport, Jr., President
           ---------------------             -----------------------------------
                                  Address:    3151 South 17/th/ Street
                                              ----------------------------------
                                              Wilmington, NC 28412
                                  ----------------------------------------------
                                  FEIN: 56 1640186
                                       --------------------------------------